SafeStitch Medical, Inc.

Certificate No 00 For ____ Shares

Issued to ______________________________

____

Dated ______________________ 20 ____

From whom transferred

____

Dated ______________ 20 ____

No. Of Original Certificate	No. Of Original Shares	No. Of Shares Transferred

Received Certificate No ____

For ______________ Shares

on ______________ 20 ____

____

CERTIFICATE No 00

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SafeStitch Medical, Inc.

10.0% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK AT $0.01 PER SHRE

This Certifies that ______________________________

is hereby issued ______________________________

fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed as of this* ______________ *day of* ______________ *A.D. 20* ____.

SAMPLE CERTIFICATE

______________________ PRESIDENT

______________________ SECRETARY

For Value Received, ________ *hereby sell, assign and transfer unto* ______________________________

______________________________ *Shares represented by the within certificate and do hereby irrevocably constitute and appoint*

______________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ________________ 20____

In presence of ______________________

____

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SAFESTITCH MEDICAL, INC., A DELAWARE CORPORATION (THE "COMPANY"), AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, AND OTHER SPECIAL RIGHTS OF THE 10.0% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.